Exhibit 2


                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Antonio Carlos Valente da Silva                                               General Taxpayers' Register:
                                                                                    371.560.557-04
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                             Same kind         Total
    Share                                 COMMON                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 COMMON                                   1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.




COMPANY NAME: PERDIGAO S.A.
Name: Biramar Nunes de Lima                                                         General Taxpayers' Register:
                                                                                    056.234.131-53
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 COMMOM                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 COMMON                                   1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Carlos Eduardo da Silva Bessa                                                 General Taxpayers' Register:
                                                                                    054.433.427-20
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Eggon Joao da Silva                                                           General Taxpayers' Register:
                                                                                    009.955.179-91
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                 1,563           0.01          0.00
    Share                               Common (1)                             1,566,862         10.13         3.51
    Share                               Preferred                                91,408          0.31          0.20
    Share                             Preferred (1)                            1,768,172         6.06          3.96
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                 1,563           0.01          0.00
    Share                               Common (1)                             1,566,862         10.13         3.51
    Share                               Preferred                                91,408          0.31          0.20
    Share                             Preferred (1)                            1,768,172         6.06          3.96
(1) Indirect participation through the company Weg S.A.

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Eliane Aleixo Lustosa                                                         General Taxpayers' Register:
                                                                                    783.519.367-15
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Pedro Augusto Nardelli Pinto                                                  General Taxpayers' Register:
                                                                                    028.921.461-00
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Sebastiao Jose Martins Soares                                                 General Taxpayers' Register:
                                                                                    008.240.467-49
Qualification: Member of the Board of Directors
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Luciano Carvalho Ventura                                                      General Taxpayers' Register:
                                                                                    018.153.854-72
Qualification: Member of the Audit Committee
                                                    OPENING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  12            0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  12            0.00          0.00

                                 INDIVIDUAL FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Wang Wei Chang                                                                General Taxpayers' Register:
                                                                                    534.698.608-15
Qualification: Chief Financial Officer
                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  2             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  2             0.00          0.00

                                CONSOLIDATED FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        (X) BOARD OF DIRECTORS         ( ) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96
                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96
(1) Indirect participation through the company Weg S.A.

                                CONSOLIDATED FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         ( ) EXECUTIVE     (X) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00
                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00

                                CONSOLIDATED FORM
          MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM
                          INSTRUCTION NUMBER 358/2002

On November, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         (X) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                 2             0.00          0.00
                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                 2             0.00          0.00